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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) March 8, 2007

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

          NEVADA                       000-51859                  98-0372780
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(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of principal executive offices)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective as of March 8, 2007 (the "Effective Date"), Electronic Sensor Technology, Inc. (the "Registrant") accepted the resignation of Edward Staples as Chief Scientific Officer and a director of the Registrant. In connection and concurrently with such resignation, the Registrant and Dr. Staples entered into a Severance Agreement, Mutual Release and Promotion Agreement (the "Severance Agreement"), which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Severance Agreement provides for (i) payment of nine months' salary to Dr. Staples (totaling $116,324.52) in eighteen equal biweekly installments, (ii) reimbursement of major medical insurance premiums paid by Dr. Staples for twelve months, pursuant to the Consolidated Omnibus Budget Reconciliation Act (COBRA), provided that such amount does not exceed the insurance coverage presently maintained by Dr. Staples through the Registrant's group policy and (iii) a mutual release of claims by the Registrant and Dr. Staples. Dr. Staples also agreed, in the Severance Agreement, to spend one hour per month for nine months, promoting the Registrant and its products in exchange for $100 per hour and reimbursement of reasonable business costs and expenses incurred in connection with such promotion.

ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

Effective as of the Effective Date, Edward Staples resigned as Chief Scientific Officer and a director of the Registrant. The terms of Dr. Staples's resignation are more fully described in Item 1.01 hereto, which such description is hereby incorporated by reference in this Item 5.02.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
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10.1           Severance Agreement, Mutual Release and Promotion Agreement,
               effective as of March 8, 2007, between the Registrant and Edward
               Staples.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: March 13, 2007                       By:    /s/ Philip Yee
                                                  ------------------------------
                                           Name:  Philip Yee
                                           Title: Secretary, Treasurer and Chief
                                                  Financial Officer